UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2025
GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
919 E. HILLSDALE BLVD., SUITE 250
FOSTER CITY, CALIFORNIA 94404
(Address of principal executive offices, including zip code)
(650) 473-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Amendment to 2018 Equity Incentive Plan
As further described below, at the 2025 Annual Meeting of Stockholders of Geron Corporation (the “Company”) held on May 21, 2025 (the "2025 Annual Meeting"), the Company's stockholders approved an amendment and restatement of the Company's 2018 Equity Incentive Plan to, among other items, increase the number of shares of the Company's common stock issuable thereunder by 20,000,000 shares (as so amended and restated, the "Amended 2018 Plan"), which had previously been adopted by the Company's board of directors (the "Board"), subject to stockholder approval. A description of the terms and conditions of the Amended 2018 Plan is set forth on pages 41 to 59 in the Company's definitive proxy statement for the 2025 Annual Meeting filed with the Securities and Exchange Commission (the "SEC") on April 8, 2025 (the "2025 Proxy Statement") and is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by the full text of the Amended 2018 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Amendment to 2014 Employee Stock Purchase Plan
As further described below, at the 2025 Annual Meeting, the Company's stockholders also approved an amendment and restatement of the Company's 2014 Employee Stock Purchase Plan to increase the number of shares of the Company's common stock issuable thereunder by 6,000,000 shares (as so amended and restated, the "Amended 2014 ESPP"), which had previously been adopted by the Board, subject to stockholder approval. A description of the terms and conditions of the Amended 2014 ESPP is set forth on pages 60 to 66 in the 2025 Proxy Statement and is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by the full text of the Amended 2014 ESPP, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07             Submission of Matters to a Vote of Security Holders.
The Company's 2025 Annual Meeting was held on May 21, 2025 in a virtual meeting format, pursuant to notice duly given. Only stockholders of record as of the close of business on March 24, 2025, the record date for the 2025 Annual Meeting, were entitled to vote at the 2025 Annual Meeting. The final results of the stockholder vote on each proposal brought before the 2025 Annual Meeting are as follows:
1.Proposal 1. The Company's stockholders elected each of the two (2) nominees to hold office as Class II directors to serve for a three-year term expiring at the Company's 2028 annual meeting of stockholders and until her successor is duly elected and qualified or until her earlier resignation or removal. The election of such Class II directors was based upon the following votes:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dawn C. Bir	384,748,325	11,972,513	94,481,965
Elizabeth G. O’Farrell	381,899,019	14,821,819	94,481,965

2.Proposal 2. The Company's stockholders approved the amendment to the Company's 2018 Equity Incentive Plan to, among other items, increase the number of shares of the Company's common stock issuable thereunder by 20,000,000 shares, based upon the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
360,500,148	35,750,767	469,923	94,481,965

3.Proposal 3. The Company's stockholders approved the amendment to the Company's 2014 Employee Stock Purchase Plan to increase the number of shares of the Company's common stock issuable thereunder by 6,000,000 shares, based upon the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
369,784,078	26,570,237	366,523	94,481,965

4.Proposal 4. The Company's stockholders approved the non-binding, advisory vote to approve the compensation paid to the Company's named executive officers as disclosed in the 2025 Proxy Statement, based upon the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
361,788,628	33,922,666	1,009,544	94,481,965

5.Proposal 5. The Company's stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, based upon the following votes:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
472,428,518	16,434,906	2,339,379	N/A

Item 9.01             Financial Statements and Exhibits.
(4)Exhibits.

Exhibit No.	Description
10.1	Geron Corporation 2018 Equity Incentive Plan, as amended
10.2	Geron Corporation 2014 Employee Stock Purchase Plan, as amended
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: May 27, 2025	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Executive Vice President,
Chief Legal Officer and Secretary